UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 23, 2009

EDCI HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34015	26-2694280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 East 44th Street
New York, New York 10017
(Address of Principal
Executive Offices)

(646) 401-0084
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 23, 2009, EDCI Holdings, Inc. (“EDCI”), the holding company for Entertainment Distribution Company, Inc., the majority shareholder of Entertainment Distribution Company, LLC, issued a press release announcing the timing of the anticipated release of its financial results for the quarterly and nine month periods ended September 30, 2009.  Further, the Company informed its stockholders that it intends to file a preliminary Proxy Statement with the Securities and Exchange Commission pursuant to Section 14(a) of the Securities Exchange Act of 1934 in regards to EDCI's previously disclosed proposed dissolution on or about Monday, October 26, 2009.  EDCI further announced that it will host a conference call to discuss its financial results for the quarterly and nine month periods ended September 30, 2009 and the proposed Plan of Dissolution on Monday, November 2, 2009 at 9:00 a.m. EDT.  The EDCI press release is furnished as Exhibit 99.1 to this current report.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
99.1	EDCI News Release announcing timing of 3Q2009 Results Release, Investor Conference Call and Preliminary Proxy Filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDCI HOLDINGS, INC.

Date: October 23, 2009	By:	/s/ Clarke H. Bailey
Clarke H. Bailey
Chief Executive Officer